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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):    May 24, 2000
                                                         ------------------

                          LITTLEFIELD, ADAMS & COMPANY
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

         New Jersey                       1-8176                 #22-1469846
       --------------                   ----------             ---------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

              6262 Executive Blvd., Huber Heights, Ohio 45424-1423
              ----------------------------------------------------
             (Address of principal executive offices, and Zip Code)

       Registrant's telephone number, including area code:  937-236-0660
                                                          ----------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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                          Littlefield, Adams & Company



Item 4. Changes In Registrant's Certifying Accountant

     A. Pursuant to Item 304(a)(2) of Regulation S-K, the Company reports the following specific information:

        (i) On May 22, 2000, Littlefield, Adams & Company (the "Company") engaged Vanderhorst & Manning CPAs, LLC, for the fiscal year ended December 31, 1999, as the Company's independent auditors.

        (ii) The Company did not consult with Vanderhorst & Manning CPAs, LLC, about the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years or any subsequent interim period.

        (iii) No event requiring disclosure under 304(a)(2)(ii) of Regulation S-K has occurred.

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                          Littlefield, Adams & Company


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    LITTLEFIELD, ADAMS & COMPANY
                                                    ----------------------------
                                                            (Registrant)

Date: May 24, 2000                                    /s/ John J. Tsucalas
                                                    ----------------------------
                                                    John J. Tsucalas
                                                    Chief Executive Officer and
                                                    Chief Financial Officer



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